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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934
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Red Trail Energy, LLC

(Name of Registrant as Specified In Its Charter)

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P.O. Box 11
3682 Highway 8 South
Richardton, ND 58652
April 29, 2008
Dear Member:
On behalf of your Board of Governors and management, I am pleased to invite you to attend the Annual Meeting of Members of Red Trail Energy, LLC (the “Company”). It will be held at the Best Western Ramkota Inn located at 800 South Third Street, Bismarck, ND, 58504, on May 21, 2008 at 2:00 p.m., Central Standard Time. The purpose of the Annual Meeting is to:
•	Elect two (2) governors to the Board of Governors for a term of three years.

•	Ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors for the fiscal year ending 2008; and

•	Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement, please contact Mike Appert (701) 782-6269. If you have questions regarding completion of your proxy card, please contact DeEll Hoff at (701) 974-3308.
Only members listed on our records at the close of business on April 30, 2008 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received no later than 5:30 p.m. Central Standard Time on May 19, 2008.
All members are cordially invited to attend the Annual Meeting in person and whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card. To assure the presence of a quorum, the Board of Governors request that you promptly complete, sign, date and return the enclosed proxy card. Voting by proxy will not prevent you from attending the meeting and voting in person.
Sincerely,
Mike Appert
Chairman of the Board of Governors
This proxy statement is dated April 29, 2008 and is first being mailed to Members on or about May 1, 2008.

SECTION I — QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following questions and answers briefly address some questions you may have about the Annual Meeting. These questions and answers may not have all the information about the meeting that is important to you as a Member. You should carefully read this entire proxy statement. In this proxy statement, the terms “we,” “us,” “our,” and “Red Trail” refer to Red Trail Energy, LLC.

Q:	Why am I receiving this proxy statement and proxy card?

A:	You own Units as of April 30, 2008, the record date for the Annual Meeting. At the Annual Meeting, we will ask you to elect two (2) governors and ratify the independent auditors for the current fiscal year. Other matters may also come up for a vote at the Annual Meeting if properly brought forth.

Q:	How many votes do I have?

A:	For every matter except voting for governors, members are entitled to one vote for each Membership Unit owned by record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. Your proxy ballot has your name and the number of Membership Units you are voting printed on a label affix on it.

Q:	How many votes can I cast when electing the governors?

A:	We have received a written request from one of our members to use cumulative voting for the board of governor election. In accordance with the cumulative voting rights set forth in the Company’s Articles of Organization and in Section 10-32-76 of the North Dakota Limited Liability Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by the number of governors to be elected, or you may distribute your votes among the nominees as you see fit. For example, if you own 100 Units as of the Record Date, and if two governors are to be elected at the Annual Meeting, you have 200 votes that you can allocate among the nominees in any manner you choose. The two nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected to the Company’s board.

Q:	Where can I find out more about the Independent Auditors?

A.	Boulay, Heutmaker, Zibell & Co., P.L.L.P. have been the Company’s independent auditors since 2005. Page 13 of this Proxy Statement provides more information about them and why the Board of Governors is asking you to vote “FOR” them as Independent Auditors for the Fiscal Year ending December 31, 2008.

Q:	Where and when is the Annual Meeting?

A:	The Annual Meeting will take place on May 21, 2008, at the Best Western Ramkota Inn located at 800 South Third Street, Bismarck ND, at 2:00 P.M., Central Standard Time.

Q:	Who can attend the Annual Meeting?

A.	All members as of the close of business on the Record Date may attend the Annual Meeting.

Q:	What is the Record Date for the Annual Meeting?

A.	April 30, 2008.

Q:	How many Class A Membership Units are outstanding?

A:	On April 30, 2008, the Record Date set by the Board of Governors, there were 40,173,973 Class A Membership Units outstanding.

Q:	What is the voting requirement to elect the governors?

A:	Governors are elected by a plurality of the votes cast. This means that the individuals nominated for election who receive the most votes will be elected. The candidates receiving the highest number of votes, up to the number of governors to be elected, shall be elected.

Q:	Who will count the votes?

A:	All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will tabulate affirmative and negative votes and abstentions.

Q:	Can I change my vote after I submit my proxy?

A:	Yes, you may revoke your proxy and change your vote:
•	by signing another proxy with a later date; or

•	if you are a registered Unit holder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting or by voting in person at the meeting.
Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Q:	What constitutes a quorum?

A:	As of the Record Date, 40,173,973 Class A Membership Units were outstanding. The presence of members holding a majority of the total outstanding Membership Units constitutes a quorum. We need 20,086,987 Membership Units represented at the meeting to constitute a quorum. If you submit a properly executed proxy, then you will be considered part of the quorum even if you are not physically attending the meeting.

Q:	How do I vote?

A:	If you are the Member of record of our Units, you can vote by any of the following methods:
•	by completing, signing, dating and returning the enclosed proxy card by facsimile to DeEll Hoff at (701) 974-3309, making an electronic version (.pdf file only) of the enclosed proxy card and e-mailing the electronic version to proxy@redtrailenergy.com or returning the original in the postage-paid envelope; or

•	by appearing and voting in person by ballot at the Annual Meeting.
If you sign and return your proxy and do not indicate how you want to vote, we will count the Units represented by your proxy as voting in favor of all of the resolutions.

Q:	What happens if I abstain, fail to vote or submit a proxy?

A:	Abstentions will be treated as present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal. They have no effect on voting for governors as only votes “For” a governor are counted when cumulative voting has been requested.

A:	What should I do if I receive more than one set of voting materials?

Q:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards. For example, if you hold Units in an IRA, you should receive a separate proxy card for the IRA Units. If you are a holder of record and your Units are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card that you receive.

Q:	When are member proposals and governor nominations due for the 2009 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, member proposals, including governor nominations, must be submitted in writing to us by January 1, 2009 (120 days prior to the 1-year anniversary of the date of mailing of this proxy statement). The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the SEC under the 1934 Securities and Exchange Act. We suggest that proposals for the 2009 Annual Meeting of members be submitted by certified mail, return receipt requested. Members who intend to present a proposal at the 2009 Annual Meeting without including such proposal in our proxy statement must provide us notice of such proposal not later than April 1, 2009. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If we do not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by January 1, 2009, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if we do receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by January 1, 2009, then the persons named on the proxy card may vote on any such proposal in their discretion only if we include in our proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A.	The entire cost of this proxy solicitation will be borne by Red Trail.

Q:	What if more than one person owns the Units?

A.	Membership interests owned by two or more members may be voted by any one of them unless the Company receives written notice from any one of them denying the authority of that person to vote those Units. You may appoint a proxy for the purpose of voting the Units owned jointly by two or more members by signing or consenting to by authenticated electronic communication such appointment. This appointment will be effective unless the Company receives written notice or an authenticated electronic communication either denying the authority of that person to appoint a proxy or appointing a different proxy.

Q:	How long does my proxy appointment last?

A.	An appointment of a proxy is generally valid for eleven months unless a longer time period is provided in the appointment.

Q:	Can my appointment of a proxy be revoked?

A.	Yes, unless the appointment is coupled with an interest in the Units of the Company. Therefore, if two or more people own the Units jointly, the appointment may only be revoked in accordance with the terms of any appointment agreement these members have entered into. If the appointed proxy has no interest in the Units, the appointment may be revoked at any time and for any reason. In order to revoke an appointment, the member can either attend the meeting and vote in person or sign and deliver to the Company either a written statement that the appointment has been revoked or sending a later appointment.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described elsewhere in this proxy statement and our other Securities and Exchange Commission filings.
•	Projected growth, overcapacity or contraction in the ethanol market in which we operate;

•	Fluctuations in the price and market for ethanol and distillers grains;

•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

•	Availability and costs of products and raw materials, particularly corn and coal;

•	Changes in our business strategy, capital improvements or development plans for expanding, maintaining or contracting our presence in the market in which we operate;

•	Costs of construction and equipment;

•	Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;

•	Our ability to market and our reliance on third parties to market our products;

•	Our ability to distinguish ourselves from our current and future competition;

•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:
°      national, state or local energy policy;
°      federal ethanol tax incentives;
°      legislation mandating the use of ethanol or other oxygenate additives;
°      state and federal regulation restricting or banning the use of MTBE; or
°      environmental laws and regulations that apply to our plant operations and their enforcement;
•	Increased competition in the ethanol and oil industries;

•	Fluctuations in US oil consumption and petroleum prices;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Anticipated trends in our financial condition and results of operations;

•	The availability and adequacy of our cash flow to meet our requirements, including repayment of debt;

•	Our liability resulting from litigation;

•	Our ability to retain key employees and maintain labor relations;

•	Changes and advances in ethanol production technology; and

•	Competition from alternative fuels and alternative fuel additives.
Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this proxy statement. We are not under any duty to update the forward-looking statements contained in this proxy statement. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement. You should read this proxy statement and the documents that we reference in this proxy statement, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

SECTION II- PROPOSALS TO BE VOTED ON
PROPOSAL #1
ELECTION OF TWO MEMBERS OF THE BOARD OF GOVERNORS
Red Trail Energy has seven (7) governors. Each governor is elected to a three year term. The terms of the governors are staggered, so that the terms of two governors expire in one year (Group I), two expire the next year (Group II), and three expire the following year (Group III). The staggering of the terms of the governors commenced at the Annual Meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term, two governors were elected to an initial two year term, and three governors were elected to an initial three year term. The governors’ seats, as voted on at the 2007 Annual Meeting, were assigned to a class as follows:
Group I: Jody Hoff and Ronald Aberle
Group II: Mike Appert and William Price
Group III: Tim Meuchel, Frank Kirschenheiter and Roger Berglund
The initial one year term of the governors in Group I has expired and the Group I governor seats are up for election. The nominating committee of the Board of Governors has unanimously recommended as nominees for election, Ronald Aberle and Jody Hoff, the incumbent governors.
All nominees have indicated their willingness to serve as governors.
The vote of a plurality of the membership interests represented at the Annual Meeting (in person or by proxy) is required to elect a nominee to the position of governor. If you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the Board of Governors’ nominees.
The Board of Governors has recommended a vote “FOR” the nominees for election by the members.
The following table contains certain information with respect to the nominees for election to the Board of Governors at the 2008 Annual Meeting:

		Year First Became A		If Elected, Term
Name	Age	Governor	Term Expires	will Expire
Jody Hoff	35	2003	2008	2011
Ronald Aberle	45	2003	2008	2011
Biographical Information of Nominees
Ronald D. Aberle, Governor, Age 45, 2300 158th Street Northeast, Menoken, North Dakota, 58558
Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise. Mr. Aberle currently serves as an Advisory Board member of US Bank in Bismarck and is a Trustee of St. Hildegard’s Church.
Mr. Aberle has served as a Governor since our inception and is a member of our Risk Management Committee.
Why Mr. Aberle would like to be re-elected to the Red Trail Energy Board of Governors:
“I became involved in the Red Trail Energy project in November of 2003. Since that time we have put a project together, had a very large equity drive, and built a state-of-the-art ethanol plant that we should all be very proud of. I believe by implementing sound policies and having various committees in place to set guidelines for our management is very important. I am a member of the Risk Management Committee. We have weekly conference calls to stay on top of the volatile markets we have today. Our committee, along with our management team, is responsible for setting corn procurement and ethanol marketing policies. I look forward to serving investors of Red Trail Energy and to help guide the Company in to the future.”

Jody Hoff, Vice Chairman, Governor, Age 35, 3729 86th Ave SW, Richardton, North Dakota, 58652
Mr. Hoff is a Mechanical Engineer. Since 2002, he has been a partner, vice president and head of operations of Amber Waves, Inc, a steel manufacturing company.
Prior to starting Amber Waves, Inc. Mr. Hoff spent over 5 years working for Fagen Engineering where he led a design team working on commercial and industrial projects including ethanol plant design. Mr. Hoff holds a BS degree in mechanical engineering from North Dakota State University and is currently registered as a professional engineer in the State of North Dakota.
Mr. Hoff currently serves as Vice Chairman, has served as a Governor since our inception and is a member of our Audit Committee.
Why Mr. Hoff would like to be re-elected to the Red Trail Energy Board of Governors:
“I am very proud to have been a part of this project from its inception. My experience as a business owner, entrepreneur, engineer and farmer/rancher provide a unique combination that qualify me to help lead this company in to the future. I was born and raised on a farm operation near Richardton, ND. I attended NDSU and earned a BS degree in Mechanical Engineering. In 2001 I earned my Professional Engineering license and am currently registered as a Professional Engineer with State of North Dakota.
My professional career started in Granite Falls, MN where I spent 5+ years with Fagen Engineering. While at Fagen, I led a mechanical design team working on commercial and industrial projects including ethanol plant design. My family and I then moved to Richardton and started Amber Waves, Inc. with three partners. Amber Waves is a manufacturing company specializing in large steel fabrication and electronics. I currently serve as Vice President and Head of Operations of this company.
Since 2004 I have been a Governor of Red Trail Energy. I have been with the company through inception, construction, start-up, and current operation. I currently serve as Vice Chairman of the Board and served as Chairman of the Audit Committee. Having a great working relationship with my fellow board members gives me confidence that we have a good foundation in place to build a strong company.”
PROPOSAL #2
RATIFICATION OF INDEPENDENT AUDITORS
Boulay, Heutmaker, Zibell & Co., P.L.L.P. currently serves as our independent auditors. The board has appointed Boulay, Heutmaker, Zibell & Co., P.L.L.P. to be the Company’s independent auditors for the fiscal year ending December 31, 2008. The members are asked to ratify this appointment at the Annual Meeting. It is expected that a representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. will be present at the Annual Meeting of members to make a statement or respond to questions.
Vote Required For Ratification
The Audit Committee, in an action ratified by the Board of Governors, was responsible for selecting the Company’s independent auditors for fiscal year 2008. Accordingly, member approval is not required to appoint Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors for fiscal year 2008. The Board of Governors believes, however, that submitting the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. to the members for ratification is a matter of good corporate governance. The Audit Committee is solely responsible for selecting the Company’s independent auditors. If the members do not ratify the appointment, the board will review its future selection of independent auditors.
The ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors requires the affirmative vote of a majority of the Units present at the meeting in person or by proxy and entitled to vote.

OTHER MATTERS
The Board of Governors knows of no other matters to be acted upon at the Annual Meeting. However, if any other matter is lawfully brought before the meeting, the Membership Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the person acting under such proxy.

SECTION III — REQUIRED INFORMATION
GOVERNORS
Our Board of Governors
Our current Board of Governors consists of seven (7) governors.
Identification of Governors
The following contains certain information with respect to our current governors:
William A. Price, Governor, Age 44, 2273 River Road, Price, North Dakota, 58530
Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation and the managing partner and is current the president of Missouri River Feeders LLP, a feedlot and diversified farm, since 1997. He also serves as a governor of Quality Dairy Growers, LLC, a dairy operation and is a governor and president of Sunnyside Properties, LLC, a custom feed plant. Mr. Price is a member of multiple associations, including the North Dakota Stockmen’s Association, the National Cattlemen’s Beef Association, the Great Bend Irrigation District, the North Dakota Farm Bureau and has served on the Missouri Slope Irrigation Board of Governors and served as Chairman of the North Dakota Feeder Council.
Mr. Price has served as a Governor since our inception and is a member of our Nominating and Risk Management Committees. He served as Vice President from inception of the Company until May 2007.
Mike Appert, Chairman, Governor, Age 39, 755 Highway 34, Hazelton, North Dakota, 58544
Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991. In addition, Mr. Appert is the CFO of Appert Farms, Inc., a farming operation as well as operating a Mycogen Seeds Dealership. He also serves on several boards which include the South Central Grain as secretary, the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as Treasurer and the Hazelton Lions Club.
Mr. Appert currently serves as the Chairman of the Board of Governors. He previously served as Secretary. He is the chairman of our newly created Governance Committee and is a member of our Nominating and Risk Management Committees and has been a Governor since our inception.
Roger Berglund, Treasurer, Governor, Age 64, 104 9th Avenue N.W., Bowman, North Dakota 58623.
Mr. Berglund has been the chairman of the board of the Dakota Western Bank, Dakota Western Insurance Agency and Dakota Western Bankshares, all located in Bowman, North Dakota, since 1997. He has also served as the president of Dakota Western Bank and Dakota Western Insurance Agency since 1984. He earned a Bachelor of Science degree in Agricultural Education from North Dakota State University in 1965 and a Masters of Science in Agricultural Economics from North Dakota State University in 1969.
Mr. Berglund currently serves Treasurer of the Board of Governors, Chairman of our Audit Committee and is a member of our Nominating Committee. He has been a Governor since May 2007.

Tim Meuchel, Age 49, 4135 63rd Ave, Glen Ullin, ND 58638
Mr. Meuchel has been the president of Modern Grain in Hebron, North Dakota since 1986.
Mr. Meuchel currently serves as a member of the Risk Management and Nominating Committees. He has been a Governor since May 2007.
Frank Kirschenheiter, Secretary, Governor, Age 57, 322 12th Ave W., Richardton, ND 58652
Mr. Kirschenheiter is the chief executive officer of Charmark International, LLC. He is also involved in a small cattle operation with his daughter and son-in-law.
Mr. Kirschenheiter currently serves as Secretary of the Board of Governors and is a member of our Nominating Committee, Audit Committee and Governance Committee. He has been a Governor since May 2007.
Ronald D. Aberle, Governor, Age 45, 2300 158th Street Northeast, Menoken, North Dakota, 58558
Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise. Mr. Aberle currently serves as an Advisory Board member of US Bank in Bismarck and is a Trustee of St. Hildegard’s Church.
Mr. Aberle has served as a Governor since our inception and is a member of our Risk Management Committee.
Jody Hoff, Vice Chairman, Governor, Age 35, 3729 86th Ave SW, Richardton, North Dakota, 58652
Mr. Hoff is a Mechanical Engineer. Since 2002, he has been a partner, vice president and head of operations of Amber Waves, Inc, a steel manufacturing company.
Prior to starting Amber Waves, Inc. Mr. Hoff spent over 5 years working for Fagen Engineering where he led a design team working on commercial and industrial projects including ethanol plant design. Mr. Hoff holds a BS degree in mechanical engineering from North Dakota State University and is currently registered as a professional engineer in the State of North Dakota.
Mr. Hoff currently serves as Vice Chairman, has served as a Governor since our inception and is a member of our Audit Committee.
CORPORATE GOVERNANCE
Governor Independence
The Company has voluntarily adopted the NASDAQ Marketplace Rules for determining whether a governor is independent and our board of governors has determined that three (3) of our current seven (7) governors are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Manual. Our independent governors are Jody Hoff, Roger Berglund and Frank Kirschenheiter. Mike Appert, Ron Aberle and Tim Meuchel are not considered independent because of their sales of corn to the Company. William Price is not considered independent because of his ownership in operations that purchase distillers grains from the Company and sell corn to the Company. In evaluating the independence of our governors, we considered the following factors: (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governor and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Governors’ compensation
     The following table sets forth all compensation paid or payable by the Company during the last fiscal year to our governors.

	Fees Earned or	All Other
Name	Paid in Cash	Compensation	Total
Jody Hoff	$4,200	$0	$4,200
Mike Appert	$4,812	$0	$4,812
Ronald Aberle	$4,166	$0	$4,166
William Price	$4,241	$0	$4,241
Roger Berglund	$4,425	$0	$4,425
Tim Meuchel	$4,087	$0	$4,087
Frank Kirschenheiter	$3,300	$0	$3,300
Our Board of Governors adopted a governor compensation policy on July 24, 2007. Pursuant to the governor compensation policy, we pay governor fees as follows:
•	$500.00 per board meeting

•	$400.00 per audit committee meeting

•	$100.00 per meeting for all other committee meetings
The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.
In the year ending December 31, 2007, the Company had incurred an aggregate of $29,231 in governor fees and related expenses.
Board Meetings and Committees; Annual Meeting Attendance
The Board of Governors generally meets once per month although board meetings were held more often during January — April 2007 as the plant was coming on-line. The Board of Governors is directly responsible for governance of the Company. The board held regular meetings on fifteen occasions in 2007; additionally the board held eight special meetings. The board has a standing audit committee, risk management committee and nominating committee. In April 2008, the board appointed a governance committee.
Member Communication with the Board of Governors
Members seeking to communicate with the Board of Governors should submit their written comments to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652. The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the board or, if applicable, to the individual governors(s) named in the correspondence.
Governor Attendance At Annual Meeting of Members
The board of governors does not have a policy with regard to governors’ attendance at annual meetings. All board members were present at the 2007 annual meeting.
Committees of the Board of Governors
Our Board of Governors maintains a standing audit committee, risk management committee, nominating committee and in April 2008 established a standing governance committee. All governors participate in the compensation decisions.

Audit Committee
The Audit Committee of the Board of Governors consists of Roger Berglund, Chairman, Jody Hoff and Frank Kirschenheiter. The audit committee held four (4) meetings during 2007. All members of the audit committee attended at least 75% of the meetings of the audit committee.
Audit Committee Report
The Audit Committee delivered the following report to the Board of Governors of Red Trail Energy, LLC. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.
The audit committee reviews our financial reporting process on behalf of the Board of Governors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management our audited financial statements as of and for the fiscal year ended December 31, 2007. The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., our independent auditors (“BHZ”), the matters required to be discussed by Statement on Auditing Standards No. 114 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board. The committee has received and reviewed the written disclosures and the letter to management from BHZ, as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence. The committee has considered whether the provision of services by BHZ not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in our Forms 10-Q are compatible with maintaining BHZ’s independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Governors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.
Nominating Committee
The Nominating Committee of the Board of Governors consists of William Price, Mike Appert, Tim Meuchel, Frank Kirschenheiter and Roger Berglund. The nominating committee did not meet in the fiscal year ending December 31, 2007. The nominating committee met once during April 2008 to review nominees in preparation for the 2008 Annual Meeting.
Governor Nominations Policy
Our Board has not yet adopted a formal policy regarding qualifications of governor candidates. Prior to selecting the board nominees, the Nominating Committee actively sought qualified candidates by mailing a letter to every member asking them if they were interested in serving as a governor or if they know of any other member who might be interested. The Nominating Committee met with a number of potential candidates in this process, but no member asked to be nominated to the Board.
Currently, in evaluating governor nominees, our nominating committee and Board considers a variety of factors, including:
•	the appropriate size of our Board of Governors;

•	our needs with respect to the particular talents and experience of its governors;

•	the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions

•	and the knowledge, skills and experience already possessed by other members of the board;

•	experience with accounting rules and practices;

•	and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.
To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.
Risk Management Committee
The risk management committee of the Board of Governors consists of Mike Appert, Tim Meuchel and Ron Aberle. Mick Miller, President and CEO, Clark Holzwarth, Commodities Manager, and Gerald Bachmeier of Greenway Consulting are also members of this committee. This committee is involved in setting the direction for the Company in relation to its corn and ethanol hedging strategies. The risk management committee met seven (7) times during 2007. All members of the risk management committee attended at least 70% of the meetings of the risk management committee during 2007.
Governance Committee
During the first quarter of 2008, the Board of Governors and members of management took part in thirty hours of board governance training. Our Company is fortunate to have board members that are all very successful entrepreneurs that have experience in ethanol related industries. However, being a successful business person does not guarantee success as a board member. This training was meant to facilitate learning on how to be an effective board member. The training was also meant to help the Board and Management operate the Company as efficiently and effectively as possible.
As a result of this training, a governance committee was created in April 2008. Members of the committee include Mike Appert, Frank Kirschenheiter and Chief Financial Officer Mark Klimpel. This committee was created to make Red Trail a stronger company through the exercise of good corporate governance. Some of the tasks this committee will undertake include:
1.	clarify the respective roles and responsibilities of the Board of Governors and the CEO through enactment of means and ends policies; and

2.	create a culture of accountability within the Board of Governors and members of management.
Independent Registered Public Accounting Firm
Boulay, Heutmaker, Zibell & Co., P.L.L.P. currently serves as our independent auditors. The board has appointed Boulay, Heutmaker, Zibell & Co., P.L.L.P. to be the Company’s independent auditors for the fiscal year ending December 31, 2008.
Auditors’ Fees
Boulay, Heutmaker, Zibell & Co., P.L.L.P. billed the Company the following amounts for services provided for fiscal 2007:

2007
Audit Fees(1)	$130,750
Audit-Related Fees	4,938
Tax Fees	0
All Other Fees	16,086

Total Fees	$151,774

(1)	Audit fees consist of fees for services rendered related to the Company’s fiscal year end audits, quarterly review, registration statement and related amendments and other services related to SEC matters and discussions with the audit committee.

•	Audit Fees. This category includes the fees and out-of-pocket expenses for the audit of the Company’s annual financial statements and review of the Company’s quarterly reports.

•	Audit-Related Fees. This category consists of fees for assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements, not otherwise reported under Audit Fees.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

•	All Other Fees. This category consists of fees for other non-audit services.
The board is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence. The board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The board may delegate its pre-approval authority to one or more of its members, but not to management. The member or members to whom such authority is delegated shall report any pre-approval decisions to the board at its next scheduled meeting.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Conflicts of interest may arise in the future as a result of the relationships between and among our members, executive officers, governors and their affiliates, although our executive officers and governors have fiduciary duties to us. We did not have a committee of independent governors or members or an otherwise disinterested body to consider these transactions or arrangements that could have resulted from conflicts of interest. We expect our Audit or Governance Committee to consider these transactions in the future. Our Member Control Agreement permits us to enter into agreements with governors, executive officers, members and their affiliates, provided that any such transactions are on terms no more favorable to the governors, executive officers, members or their affiliates than generally afforded to non-affiliated parties in a similar transaction. A majority of our governors who are disinterested in such a transaction must approve the transaction and, acting as fiduciaries, conclude that it is in our best interest.
The board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the board about any transaction, of any size, with the Company. Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased distillers grains from the Company. These purchases and sales were made on terms available to all parties that do business with the Company.
Ron Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $678,358 during the year ended December 31, 2007 and through the date of this proxy. Some of this corn was sold for future delivery during the remainder of 2008.
Mike Appert, a governor, and a company owned in part by Mr. Appert, sold corn to the Company in an amount equal to $1,294,037during the year ended December 31, 2007 and through the date of this proxy. Some of this corn is scheduled for delivery during 2008 and 2009.
Tim Meuchel, a governor, and a company owned in part by Mr. Meuchel, sold corn and provided trucking services to the Company in an amount equal to $6,133,286 during the year ended December 31, 2007 and through the date of this proxy. Some of the corn is scheduled for delivery during the remained of 2008.
Bill Price, a governor, and a company owned in part by him, purchased distillers grains from the Company in an amount equal to $862,768 during the year ended December 31, 2007 and through the date of this proxy. Another company owned in part by Mr. Price sold corn to the Company in an amount equal to $273,585 during the year ended December 31, 2007 and through the date of this proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and governors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% percent Unit holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Three of our governors and our President and Chief Executive Officer failed to file a timely Form 4 related to changes in their ownership. A member of our Board of Governors, Jody Hoff and our President and Chief Executive Officer, Mick Miller, failed to file a timely Form 4 related to changes in their ownership for transactions that took place on November 29, 2007 and September 27, 2007, respectively. Both subsequently filed Form 4 on March 4, 2008. Members of our Board of Governors, William Price and Frank Kirschenheiter failed to file a timely Form 4 related to changes in their ownership for transactions that took place on December 27, 2007. Both subsequently filed Form 4 on March 7, 2008. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all other Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2007.
Information About Officers
Mick J. Miller, President and Chief Executive Officer, Age 29, 2097 Entzel Drive North, Mandan, North Dakota, 58554
Mr. Miller is current President and Chief Executive Officer of the Company and has been since August 2006. From June of 2005 to August 2006, he was the General Manager for the Company. Prior to joining the Company, he worked for Diversified Energy Company LLC (DENCO), an ethanol plant in Morris, Minnesota beginning in September 1999. At DENCO, Mr. Miller was Operations Supervisor from July 2000 through May 2002 and Plant Manager from May 2002 to June 2005. Mr. Miller is currently and has been since September 2002 the Vice President of Operations for GreenWay Consulting, LLC. He has served since May 2005 to the present on the Advisory Board for the Process Plant Technology Program at Bismarck State College in Bismarck, North Dakota and has served on the board since October 2006 as the Vice President for the North Dakota Ethanol Producers Association. Mr. Miller devotes 100% of his time to the Company.
Mark E. Klimpel, Chief Financial Officer, Age 35, 4419 Valley Drive, Bismarck, North Dakota, 58503
Mr. Klimpel is currently and has been since October 2007 the Chief Financial Officer for the Company. Prior to joining the Company, he worked for Knife River Corporation in Bismarck, North Dakota beginning in 1998. At Knife River he held various positions within the corporate accounting department and, most recently, was ERP Implementation Project Manager. Mr. Klimpel is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota, located in Grand Forks, North Dakota.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MEMBER MATTERS
The following table sets forth certain information concerning the beneficial ownership of persons known to management of the Company owning 5% or greater of the outstanding Class A Membership Units, based on 40,173,973 Membership Units outstanding, as follows:

		Amount and Nature
Name and Address of		of Beneficial		Percent of
Beneficial Owner	Title of Class	Ownership		Class
RTSB, LLC	Class A Membership Units	2,620,000	(1)	6.52%
3150 136th Avenue NE Baldwin, ND 58521

(1)	RTSB, LLC is a limited liability company, whose members have direct beneficial ownership of all of the Units.
The Executive Officers and the Governors own the following number of Class A Membership Units as of the date hereof, based on 40,173,973 Membership Units outstanding, as follows:

		Amount and
		Nature of
Name and Address of		Beneficial		Percent of
Beneficial Owner	Title of Class	Ownership		Class
Tim Meuchel	Class A Membership Units	1,115,000	(1)	2.77%
510 Main Avenue Hebron, ND 58638
Mick J. Miller, CEO	Class A Membership Units	52,500	(2)	*
2097 Entzel Drive North Mandan, ND 58554
William A. Price	Class A Membership Units	518,523	(3)	*
2273 River Road Price, ND 58530
Mark E. Klimpel, CFO	Class A Membership Units	0		0%
4419 Valley Drive Bismarck, ND 58503
Frank Kirschenheiter	Class A Membership Units	100,000	(4)	*
322 12th Avenue West Richardton, ND 58652
Ron Aberle	Class A Membership Units	372,920	(5)	*
2300 158th Street NE Menoken, ND 58558
Mike Appert	Class A Membership Units	1,020,000	(6)	2.54%
755 Highway 34 Hazelton, ND 58544
Jody Hoff	Class A Membership Units	506,241	(7)	1.26%
8601 Highway 10 East Richardton, ND 58652
Roger Berglund		25,000		*
104 9th Avenue NW	Class A Membership Units
Bowman, ND 58623
All officers and governors together as a group (9 persons)		3,710,184		9.24%

*	Designates less than one percent ownership.

(1)	Includes 710,000 Units owned directly, 205,000 Units held as custodian for his son, and 200,000 Units owned by his spouse which Mr. Meuchel disclaims beneficial ownership.

(2)	Includes 30,000 Units which Mr. Miller holds beneficially in his IRA account.

(3)	Includes 300,000 Units which Mr. Price owns jointly with his brother, 100,000 Units held jointly with his brother and mother, and 3,212 Units which Mr. Price owns jointly with his spouse. Additionally, 115,311 Units are held by Missouri River Feeders LLP of which Mr. Price is a partner and the President.

(4)	Includes 37,500 Units which are held by Richardton Investments, LLC, of which Mr. Kirschenheiter is a partial owner.

(5)	Includes 160,000 Units held jointly with Mr. Aberle’s spouse and 12,920 held beneficially in Mr. Aberle’s IRA account. Additionally, 200,000 Units are held by Aberle Farms of which Mr. Aberle is a partner and of which he disclaims beneficial ownership.

(6)	Includes 300,000 Units owned directly, 300,000 Units which Mr. Appert owns jointly with his spouse and 100,000 Units held directly by his son which Mr. Appert disclaims beneficial ownership. Additionally, 160,000 Units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 Units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(7)	Includes 10,000 Units owned jointly with Mr. Hoff’s spouse, 14,000 held individually, 10,000 Units held jointly with Trent Schneider and 10,000 held beneficially in Mr. Hoff’s IRA account. Additionally, 462,241 Units are held by Richardton Investments, LLC, of which Mr. Hoff is a partial owner and of which Mr. Hoff disclaims beneficial ownership.
COMPENSATION OF GOVERNORS AND EXECUTIVE OFFICERS
The following table sets forth all compensation paid or payable by us during the last three fiscal years to our President and Chief Executive Officer and our Chief Financial Officer. We granted restricted stock to our President and Chief Executive Officer effective September 8, 2006. We did not have any compensatory security option plan for our Governors in place as of December 31, 2007. As of December 31, 2007, none of our Governors or officers had any options, warrants, or other similar rights to purchase Membership Units of our Company.
SUMMARY COMPENSATION TABLE

	Annual Compensation
Name & Principal Position	Year	Salary		Stock Grant		Bonus		Total
Mick Miller(1)	2007	$129,808		—		$30,000		$159,808
President and Chief Executive Officer	2006	$90,100	(3)	150,000	(2)	—	(3)	$90,100
	2005	—	(4)	—		—		—

Mark E Klimpel	2007	$19,462	(5)	—		$17,517	(6)	$36,979
Chief Financial Officer	2006	—		—		—		—
	2005	—		—		—		—

(1)	Mr. Miller is currently compensated pursuant to our Management Agreement with GreenWay Consulting, LLC.

(2)	On September 8, 2006, Mick Miller, the Company’s President, Chief Executive Officer and General Manager, was awarded an equity based, incentive compensation award of up to 150,000 Class A Membership Units, effective as of July 7, 2005, the date he formally began working in the role of General Manager (the “Grant Date”). The first 15,000 Units vest on July 1, 2008 with an additional 15,000 Units vesting annually each July 1 through July 1, 2014. The remaining 45,000 Units vest on July 1, 2015. Upon a change in control, all Units vest immediately.

(3)	Salary and bonus amounts reported for 2006 in the 2007 proxy incorrectly reflected amounts that were not related to Red Trail Energy, LLC. Accordingly, the amounts as shown for 2006 now reflect salary and bonus specifically related to Red Trail Energy

(4)	Salary amounts reported for 2005 in the 2007 proxy incorrectly reflected amounts that were not related to Red Trail Energy, LLC. Accordingly, the amounts as shown for 2005 now reflect salary and bonus specifically related to Red Trail Energy

(5)	Reflects compensation from a start date of October 16, 2007 through the end of fiscal year ending December 31, 2007. Mr. Klimpel’s annual salary amount is $115,000.

(6)	Bonus reflects a $10,000 signing bonus and $7,517 end of year bonus.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

Stock Awards
Equity
	Option Awards						Equity	incentive
		Equity					incentive	plan awards:
		incentive					plan awards:	Market or
		plan awards:					Number of	payout value
	Number of	Number of					unearned	of unearned
	securities	securities					units or	units or
	underlying	underlying				Market value	other rights	other rights
	unexercised	unexercised	Option	Option	Number of	of units that	that have	that have
	options (#)	unearned	exercise	expiration	units that have	have not	not vested	not vested
Name	exercisable	options (#)	price ($)	date	not vested	vested ($)	(#)	($)
Mick J. Miller					150,000 (1)	$150,000(2)
President and Chief Executive Officer

(1)	Mr. Miller was granted 150,000 Units on July 1, 2005. The Units vest over a ten (10) year schedule with the first 15,000 Units vesting on July 1, 2008. An additional 15,000 Units vest on July 1 of the successive six years ending July 1, 2014. The remaining 45,000 Units vest on July 1, 2015. Upon change in control, all Units vest immediately.

(2)	Red Trail Energy’s Units are not traded publicly traded. As such, there is no established market value for the Units. The market value has been estimated at $1.00 per Unit, which was the value assigned to the Units by the Board of Governors at the time the Units were issued in the Company’s public offering.
MEMBER PROPOSALS FOR THE 2009 ANNUAL MEETING
If you wish to submit a Member proposal for inclusion in our proxy statement and form of proxy for the 2009 Annual Meeting, we must receive it at our headquarters located at Red Trail Energy, LLC, P.O. Box 11, 3682 Highway 8, Richardton, ND, 58652, to the attention of the Corporate Secretary, not later than January 1, 2009.
OTHER MATTERS
As of the date of this proxy statement, we know of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment on such other matters unless otherwise indicated on the proxy.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC at the SEC’s facilities located at 100 F Street, NE, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. Our SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR UNITS AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 29, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO MEMBERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF GOVERNORS OF
RED TRAIL ENERGY, LLC
ANNUAL MEETING OF MEMBERS
May 21, 2008
By signing below, you, as a Member of Red Trail Energy, LLC, hereby appoint Mike Appert and Roger Berglund, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at the Annual Meeting of Members of Red Trail Energy, LLC to be held on May 21, 2008, and at any adjournments or postponements thereof, and to vote all of your Units on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 2:00 p.m., local time, at Best Western Ramkota Inn located at 800 South Third Street, Bismarck, ND 58504.
THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. PLEASE RETURN YOUR PROXY IN ONE OF THE FOLLOWING THREE WAYS:

By Mail:	By Facsimile:	By Scanning and sending by E-mail:
Red Trail Energy, LLC	ATTN: De Ell Hoff	proxy@redtrailenergy.com
c/o De Ell Hoff	(701) 974-3309
P.O. Box 11
3682 Highway 8
Richardton, ND 58652
Please mark  ☒ votes as in this example.
THE BOARD OF GOVERNORS RECOMMENDS A VOTE “FOR” THE PROPOSAL #1.
Elect two (2) governors to the Board of Governors. Each will serve for a term of three years.

Ronald Aberle	For	☐	Units

	Against	☐	Units

	Abstain	☐	Units

Jody Hoff	For	☐	Units

	Against	☐	Units

	Abstain	☐	Units

THE BOARD OF GOVERNORS RECOMMENDS A VOTE “FOR” THE PROPOSAL #2.
Ratify the selection of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors for the fiscal year ending 2008

For	☐	Units

Against	☐	Units

Abstain	☐	Units

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the Units being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date	Signature	Date	Signature